UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-10026                 14-0462060
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

    1373 Broadway, Albany, New York                                     12204
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 8.01 Other Events

On August 19, 2008, the Registrant issued a press release reporting that a significant customer of Albany Engineered Composites (AEC) had indicated that it was substantially reducing planned purchases of components from AEC and other suppliers, for the remainder of 2008 and the first half of 2009. A copy of the release is being filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated August 19, 2008.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Michael C. Nahl
                                                --------------------------------
                                            Name: Michael C. Nahl
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

Dated: August 25, 2008


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated August 19, 2008